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                                                                   Exhibit 10.23

                 AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENTS
                BETWEEN RESPIRONICS, INC. AND CRAIG B REYNOLDS

          This Amendment No. 1, dated as of February 11, 1998, by and between Respironics, Inc. and Craig B. Reynolds ("Executive").

          WHEREAS, the parties hereto are parties to an Employment Agreement and offer letter dated on or about November 10, 1997 (collectively, the "Employment Agreements"), and

          WHEREAS, the parties hereto wish to amend the Employment Agreements in the manner hereinafter specified in order to effectuate an agreed upon change in title and responsibility;

          NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, and intending to be legally bound hereby, covenant and agree as follows:

          1. Sections 1.01 and 4.05 of the Employment Agreement are amended so that Executive's position now is "Senior Vice President, Respiratory Group" instead of "Senior Vice President, New Product Development."

          2. The offer letter is amended so that Executive's position now is "Senior Vice President, Respiratory Group" instead of "Senior Vice President, New Product Development."

          3. The parties hereto agree that this position change has been mutually agreed upon and that it does not trigger any termination or compensation provision in the Employment Agreements, including but not limited to any right for Executive to terminate under Section 2.04 of the Employment Agreement and receive termination payments.

          4. Except as amended hereby, the Employment Agreements shall continue in full force and effect as originally entered into.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused this Amendment to be executed the day and year first above written.



Witness:

/s/ Monica M. Elker                          /s/ Craig B. Reynolds
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                                                 Craig B. Reynolds

Attest:

                                            RESPIRONICS, INC.

/s/ Dorita A. Pishko                        By: /s/ Dennis S. Meteny    2/11/98
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        Secretary
                                            Title: Pres & CEO
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